MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000

                                                                October 10, 2000
Dear Investor,

      This supplement to the Prospectus dated May 1, 2000 for Mitchell Hutchins Series Trust--Growth Portfolio describes important changes affecting your fund. These changes were proposed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and approved by your fund's board as in the best interests of fund shareholders. If you have any questions about these changes, you should contact your Financial Advisor.

      The purpose of this supplement is to notify you of

          o New investment management arrangements for the fund, including the appointment of Alliance Capital
              Management L.P. ("Alliance Capital") as sub-adviser, effective October 10, 2000, and

          o Related changes in the fund's investment strategies and portfolio manager.

      More information about the new investment management arrangements and related investment strategy and portfolio manager changes is set out below. Shareholders of the fund will be asked to approve its new investment management arrangements at a meeting expected to be held in January or February 2001.

NEW INVESTMENT MANAGEMENT ARRANGEMENTS

      On October 6, 2000, the board of trustees for Mitchell Hutchins Series Trust terminated the existing Investment Advisory and Administration Contract ("Old Advisory Contract") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") relating to the fund and approved new interim investment management arrangements that became effective on October 10, 2000.

      These new investment management arrangements for the fund consist of a new Interim Investment Management and Administration Contract ("Interim Management Contract") with Mitchell Hutchins and an Interim Sub-Advisory Contract with Alliance Capital. Under the Interim Management Contract, Mitchell Hutchins' primary portfolio management responsibility is to identify appropriate sub-advisers to manage the MHST funds' assets and to supervise and monitor the performance of those sub-advisers and make recommendations about the retention or replacement of sub-advisers. These new interim contracts terminate automatically 150 days after their effective dates. The fees payable by the fund to Mitchell Hutchins under the Interim Management Contract are identical to the fees under the Old Advisory Contract. Mitchell Hutchins (not the fund) pays Alliance Capital for its services under the Interim Sub-Advisory Contract.

      These arrangements and some related changes in the fund's investment strategies are described in greater detail in the revisions to the fund's Prospectus set out below.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED MAY 1, 2000 IS REVISED AS
FOLLOWS:

THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 3 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

            PRINCIPAL INVESTMENT STRATEGIES

            The fund invests primarily in stocks of companies that its sub-adviser believes have substantial potential for capital growth.


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            The fund generally invests in larger capitalization
            companies but has the flexibility to invest in companies having any market capitalization. Some of the fund's investments may be in U.S. dollar denominated securities of foreign issuers, and the fund also may invest in bonds. The fund may (but is not required to) use derivatives as part of its investment strategy or to help manage portfolio risks.

            The fund's manager, Mitchell Hutchins Asset Management Inc., has appointed Alliance Capital Management L.P. ("Alliance Capital") to serve as sub-adviser for the fund's investments. In deciding which securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth.

THE SECTION AT P. 7 OF THE PROSPECTUS CAPTIONED "INVESTMENT ADVISER" IS RETITLED "INVESTMENT MANAGER AND SUB-ADVISER" AND IS REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

            Mitchell Hutchins Asset Management Inc. is the fund's manager and administrator. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc. ("PW Group"), a publicly owned financial services holding company. On August 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $57.7 billion.

            On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in November 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

            Alliance Capital Management L.P. ("Alliance Capital"), located at 1345 Avenue of the Americas, New York, New York 10105, is the fund's sub-adviser. Alliance Capital is a leading global investment management firm with approximately $388 billion in assets under management at June 30, 2000.1 Alliance Capital manages retirement assets for many of the largest U.S. public and private employee benefit plans, for public employee retirement funds, and for foundations, pension funds, endowments, bank, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios and approximately
            6.1 million shareholder accounts.


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1 The combined (pro forma) assets under management of Alliance Capital and
Sanford C. Bernstein, Inc., the assets and liabilities of which Alliance Capital acquired on October 2, 2000, totaled approximately $470 billion as of June 30, 2000.


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THE SECTION AT P. 7 OF THE PROSPECTUS CAPTIONED "PORTFOLIO MANAGER" IS
REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

            PORTFOLIO MANAGER

            Tyler J. Smith, a senior vice president and portfolio manager at Alliance Capital, is primarily responsible for the day-to-day management of the fund's investments and has held his fund responsibilities since October 10, 2000. Mr. Smith joined Alliance Capital in 1993 from Equitable Capital. He has 37 years of investment experience and is currently responsible for the common stock portfolio of the EQ Advisors Trust, the Alliance Growth Fund, and several single client portfolios. Prior to joining The Equitable as an analyst in 1970, Mr. Smith spent five years managing investment portfolios for Smith Barney's private client group. He also served as a general partner of a small private investment partnership. A member of the New York Society of Security Analysts and a Chartered Financial Analyst, Mr. Smith received a bachelor's degree in economics from Williams College.






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